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                                                                   EXHIBIT 10.46

                               AMENDMENT NO. 5 TO
                              EMPLOYMENT AGREEMENT

      This is an Amendment dated April 27, 2005 (the "Amendment") to the Employment Agreement (as hereinafter defined) by and between SELECT MEDICAL CORPORATION, a Delaware corporation (the "Employer"), and PATRICIA A. RICE, an individual (the "Employee").

                                   Background

      A. The Employer and the Employee executed and delivered that certain Employment Agreement dated as of March 1, 2000, that certain Amendment No. 1 to Employment Agreement dated as of August 8, 2000, and that certain Amendment No. 2 to Employment Agreement dated as of February 23, 2001, that certain Amendment No. 3 to Employment Agreement dated as of December 10, 2004, and that certain Amendment No. 4 to Employment Agreement dated as of February 24, 2005 (as amended, the "Employment Agreement"). The Employer and the Employee now desire to further amend the Employment Agreement as hereinafter provided.

      B. Accordingly, and intended to be legally bound hereby, the Employer and the Employee agree as follows: Agreement

      1. The following sentence is hereby added to the end of Section 3.05 of the Employment Agreement:

      "The Employee will not continue to accrue or receive employee benefits after the end of the Term (as the Term may be extended or shortened in accordance with the provisions hereof or by mutual agreement of the parties hereto), except that, after the Employee retires, the Employer will continue to provide health and dental insurance policies to the Employee (and the Employee's eligible family members) until the Employee reaches the age of 65. Such policies shall be substantially similar to those provided to the Employee (and the Employee's eligible family members), and will be provided on the same basis as they were provided, just prior to the Employee's retirement (it being understood that the Employee will be required to make the same level of contribution to the cost of such benefits as are made by the other employees of the Employer who remain employed by the Employer and receive such benefits after the date of the Employee's retirement)."

      2. Except as amended hereby, the Employment Agreement shall continue in effect in accordance with its terms.

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      IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                        SELECT MEDICAL CORPORATION

                                             /s/ Robert A. Ortenzio
                                        By: ____________________________________
                                            Robert A. Ortenzio,
                                            Chief Executive Officer

                                             /s/ Patricia A. Rice
                                            ____________________________________
                                            PATRICIA A. RICE

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